SECOND AMENDMENT TO
            SECOND AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

     This Second Amendment, dated as of August 6, 1997, is made by and between HEALTH FITNESS CORPORATION f/k/a Health Fitness Physical Therapy, Inc., a Minnesota corporation (the "Borrower"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a National Banking Association (the "Lender").

                                    Recitals

     The Borrower and the Lender have entered into a Second Amended and Restated Credit and Security Agreement dated as of February 4, 1997, as amended by First Amendment to Second Amended and Restated Credit and Security Agreement dated as of May 16, 1997 (as amended, the "Credit Agreement").

     Due to the proposed stock acquisition of Medlink Services, Inc., an Iowa corporation formerly known as Medlink Management Services, Inc. ("Medlink Services") and Medlink Corporation, an Iowa corporation ("Medlink") by Health Fitness Rehab of Iowa, Inc., an Iowa corporation ("HFRI"), a subsidiary of the Borrower, the Borrower has requested that certain amendments be made to the Credit Agreement. The Lender is willing to make such amendments pursuant to the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

     1. Defined Terms. Capitalized terms used in this Second Amendment shall have the same meanings given them in the Credit Agreement, unless otherwise defined herein. In addition, Section 1.1 of the Credit Agreement is amended by adding or amending, as the case may be, the following definitions:

          "`Affiliate' or `Affiliates' means Sports & Orthopedic Physical Therapy, Inc., Health Fitness Physical Therapy of Tahoe, Inc., Fitness Centers of America, Health Fitness Rehab, Inc., Preferred Companies, HFRI, Duffy, Medlink Services, Medlink and any other Person Controlled by, Controlling or under common Control with the Borrower, including (without limitation) any Subsidiary of the Borrower."

          "`Corporate Guarantors' means Sports & Orthopedic Physical Therapy, Inc., Health Fitness Physical Therapy of Tahoe, Inc., Fitness Centers of America, Preferred Companies, Health Fitness Rehab, Inc., HFRI, Duffy, Medlink Services, and Medlink."

          "`Medlink' means Medlink Corporation, an Iowa corporation."

          "`Medlink Services' means Medlink Services, Inc., an Iowa corporation formerly known as Medlink Management Services, Inc."

          "`Medlink Shareholders' means Jerry Anderson, Ted Roush, Doris Davis, A.Y. Al-Shash and Clifford Makohoniuk."

          "`Second Amendment' means that certain Second Amendment to Second Amended and Restated Credit and Security Agreement, dated as of August 6, 1997, by and between the Borrower and the Lender."

          "`Second Amendment Funding Date' means the date on which the Second Amendment becomes effective."

          "`Subsidiary' means any corporation, including without limitation, Sports & Orthopedic Physical Therapy, Inc., Health Fitness Physical Therapy of Tahoe, Inc., Fitness Centers of America, Health Fitness Rehab, Inc., Preferred Companies, HFRI, Duffy (a subsidiary of HFRI), Medlink Services (a subsidiary of HFRI), and Medlink (a subsidiary of HFRI), of which more than 50% of the outstanding shares of capital stock having general voting power under ordinary circumstances to elect a majority of the board of directors of such corporation, irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency, is at the time directly or indirectly owned by the Borrower, by the Borrower and one or more other Subsidiaries, or by one or more other Subsidiaries."

          "`Term Note' means the Borrower's second replacement term note dated as of August 6, 1997, payable to the order of the Lender, substantially in the form of Exhibit A to the Second Amendment, and any note or notes issued in substitution or replacement therefor, as the same may hereafter be amended, supplemented or restated from time to time."

     2. Term Advances. Section 2.3 of the Credit Agreement is amended in its entirety and replaced with the following new section:

          "Section 2.3 Term Advances. The Lender agrees, on the terms and subject to the conditions herein set forth, to make (a) an initial advance to the Borrower on the Funding Date in the amount of $1,250,000 less the amount of Existing Term Advances then outstanding (the "Initial Term Advance"), (b) a second advance to the Borrower in the amount of $250,000 upon the satisfaction of all conditions set forth in Section 4.3 hereof (the "Second Term Advance"), (c) a third advance to the Borrower in the amount of $1,000,000 upon the satisfaction of all conditions set forth in
     Section 4.4 hereof (the "Third Term Advance"), (d) a fourth advance to the Borrower in the amount of $350,000 on the First Amendment Date (the "Fourth Term Advance"), and (e) a fifth advance to the Borrower in the amount of $425,000 on the Second Amendment Funding Date (the "Fifth Term Advance", and together with the Initial Term Advance, the Second Term Advance, the Third Term Advance and the Fourth Term Advance, the "Term Advances"). If the Second Term Advance is not made on or before March 31, 1997, the Lender's obligation to make the Second Term Advance shall be terminated, and no Second Term Advance shall be made. If the Third Term Advance is not made on or before March 31, 1997, the Lender's obligation to make the Third Term Advance shall be terminated, and no Third Term Advance shall be made. If the Fourth Term Advance is not made on or before May 31, 1997, the Lender's obligation to make the Fourth Term Advance shall be terminated, and no Fourth Term Advance shall be made. If the Fifth Term Advance is not made on or before August 30, 1997, the Lender's obligation to make the Fifth Term Advance shall be terminated, and no Fifth Term Advance shall be made. The Borrower's obligation to pay the Term Advances shall be evidenced by the Term Note and shall be secured by the Collateral as provided in
     Article III."

     3. New Trade Names, Chief Executive Office, Principal Place of Business and Locations of Collateral. Schedule 5.1 is hereby amended by deleting paragraphs 1, 3, 5 and 7 therein and inserting the following:

     1. Borrower (Health Fitness Corporation)

          A. Trade Names and Division Names of Borrower

             Rivercity  Rehab
             Pro Source  Fitness  (formerly  The Fitness Center Store)
             Health Fitness Physical Therapy, Inc. (Former name of Borrower) Indian Ventures, Inc. (Former name of Borrower)
             Health Fitness  Consultants,  Inc. (Former name of Borrower)

          B. Chief Executive Office/Principal Place of Business of Borrower

             Health Fitness Physical Therapy, Inc.
             3500 West 80th Street
             Suite 130
             Bloomington, Minnesota 55431

          C. Other Inventory and Equipment Locations

             5614 36th Street West
             St. Louis Park, Minnesota 55416

             7441 France Avenue South
             Edina, Minnesota 55431

             3600 West 80th Street
             Suite 95
             Bloomington, Minnesota 55431

             133 Hedin Avenue
             Red Wing, Minnesota 55066

             12432 Lolly Court
             Saratoga, California 95070

             1723 Village Court
             Crystal Lake, Illinois 60014

             7 Happ Road
             Northfield, Illinois 60093

             1001 Cherry Blossom Way
             Georgetown, Kentucky 40324

             634 Harwood Drive
             Fargo, North Dakota 58104

             13 Pendry Avenue
             Cincinnati, Ohio 45215

     3. Health Fitness Physical Therapy of Tahoe, Inc.

          A. Trade Names and Division Names of Borrower

             None

          B. Chief Executive Office/Principal Place of Business of Borrower

             Health Fitness Physical Therapy of Tahoe, Inc.
             3500 West 80th Street
             Suite 130
             Bloomington, Minnesota 55431

          C. Other Inventory and Equipment Locations

             None.

     5. Health Fitness Rehab, Inc.

          A. Trade Names and Division Names of Borrower

             Health Fitness Rehab
             Isernhagen & Associates
             Isernhagen Ltd.

          B. Chief Executive Office/Principal Place of Business of Borrower

             Health Fitness Rehab, Inc.
             3500 West 80th Street
             Suite 130
             Bloomington, Minnesota 55431

          C. Other Inventory and Equipment Locations

             Isernhagen & Associates
             2202 Water Street
             Duluth, Minnesota 55812

     7. Health Fitness Rehab of Iowa, Inc.

          A. Trade Names and Division Names

             K.A.M. Physical Therapy Services
             Duffy & Associates Physical Therapy
             Iowa Hand Rehabilitation Center
             Medlink Services, Inc.
             Medlink Management Services, Inc.
             Medlink Corporation
             R.G. Anderson Center for Work Injury Rehabilitation
             Travel Dent

          B. Chief Executive Office/Principal Place of Business

             Health Fitness Rehab of Iowa, Inc.
             3500 West 80th Street
             Suite 130
             Bloomington, Minnesota 55431

          C. Other Inventory and Equipment Locations

             K.A.M. locations:

                  Mercy Hospital of Franciscan Sisters
                  201 8th Avenue S.E.
                  Oelwein, Iowa

                  West Union Good Samaritan Center
                  201 Hall Street
                  West Union, Iowa

                  Peoples Memorial Hospital
                  Highway 20, East
                  Independence, Iowa

                  Central Community Hospital
                  Elkader, Iowa

             Duffy & Associates Physical Therapy locations:

                  925 East  First  Street
                  Suites I, J., K & L
                  Schneider's Square
                  Ankeny, Iowa 50021

                  7116, 7120 & 7124 University Avenue
                  Des Moines, Iowa 50311

            Medlink Services, Inc. and Medlink Corporation locations:

                  10052 Justin Drive
                  Urbandale, Iowa 50322

                  210 E. Franklin
                  Bloomfield, Iowa  52537

          4. Subsidiaries. Schedule 5.4 of the Credit Agreement is hereby amended by adding the following:

                 "Medlink Services, Inc.
                 Medlink Corporation"

          5. Permitted Liens. Schedule 7.1 of the Credit Agreement is hereby amended by adding the following to the end of the Permitted Liens list:

--------------------- ------------------ ----------------------- -------------------- ---------------- --------------
       Debtor             Creditor             Collateral           Jurisdiction        Filing Date     Filing No.
--------------------- ------------------ ----------------------- -------------------- ---------------- --------------

  Medlink Services    First Trust N.A.   Specified Leased        Iowa Secretary of       09/29/94         K577659
                                         Equipment               State                   10/19/94         K585843
                                                                                         02/28/95         K629959
                                                                                         03/08/95         K632773
--------------------- ------------------ ----------------------- -------------------- ---------------- --------------
  Medlink Services    Norwest Bank       Specified Leased        Iowa Secretary of       01/22/96         K705456
                      Iowa, N.A.         Equipment               State
--------------------- ------------------ ----------------------- -------------------- ---------------- --------------
  Medlink Services    Norwest Bank       Specified Leased        Iowa Secretary of       12/14/95         K695907
                      Iowa, N.A.         Equipment               State
--------------------- ------------------ ----------------------- -------------------- ---------------- --------------

     6. Permitted Indebtedness. Schedule 7.2 of the Credit Agreement is hereby amended by adding the following to the end of the Permitted Indebtedness list:

------------------------- ---------------- ------------------------- -------------- ---------------------------------

        Creditor            Principal           Maturity Date          Monthly                 Collateral
                              Amount                                    Payment
------------------------- ---------------- ------------------------- -------------- ---------------------------------

First Trust, N.A.            $6,167.60         October __, 1999         $262.50     Specified leased ARCON equipment
------------------------- ---------------- ------------------------- -------------- ---------------------------------

Norwest Bank Iowa, N.A.       $810.00         December __, 1997         $154.12     Specified leased CI5000 slide
                                                                                    maker equipment
------------------------- ---------------- ------------------------- -------------- ---------------------------------

Norwest Bank Iowa, N.A.       $251.00         November __, 1997         $67.03      Specified Rich Mar Model X
                                                                                    ultrasound equipment
------------------------- ---------------- ------------------------- -------------- ---------------------------------

     7. No Other Changes. Except as explicitly amended by this Second Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

     8. Consent to Acquisition of Medlink Services and Medlink. Section 7.7 of the Credit Agreement prohibits the Borrower and its Subsidiaries from acquiring, consolidating with or merging into any Person, provided that the Borrower is permitted to acquire 100% of all common and preferred stock of HFRI and HFRI is permitted to acquire 100% of K.A.M. The Borrower and HFRI have requested that the Lender consent to HFRI's acquisition of Medlink Services and Medlink, and waive any Default arising as a result of such acquisition under Section 7.7 of the Credit Agreement. Effective as of July 31, 1997, and provided that the contemplated acquisition occurs within 10 days thereafter, the Lender hereby consents to such acquisition and waives any default arising under Section 7.7 as a result of such acquisition.

     9. Amendment Fee. The Borrower shall pay the Lender as of the date hereof a fully earned, non-refundable fee in the amount of $2,125 in consideration of the Lender's execution of this Second Amendment.

     10. Conditions Precedent. This Second Amendment shall be effective when the Lender shall have received an executed original hereof, together with each of the following, each in substance and form acceptable to the Lender in its sole discretion:

           (a) The second replacement term note, substantially in the form of Exhibit A hereto, duly executed on behalf of the Borrower (the "Second Replacement Note").

           (b) The Acknowledgment and Agreement of Guarantors set forth at the end of this Second Amendment, duly executed by each Guarantor.

           (c) A  Certificate of the Secretary of the Borrower certifying  as to
     (i) the resolutions of the board of directors of the Borrower approving the execution and delivery of this Second Amendment and the Second Replacement Note, ( ii) the fact that the Articles of Incorporation and Bylaws of the Borrower, which were certified and delivered to the Lender pursuant to the Certificate of Authority of the Borrower's Secretary dated as of February 4, 1997 in connection with the execution and delivery of the Credit Agreement continue in full force and effect and have not been amended or otherwise modified except as set forth in the Certificate to be delivered, and ( iii) certifying that the officers and agents of the Borrower who have been certified to the Lender, pursuant to the Certificate of Authority of the Borrower's Secretary dated as of February 4, 1997, as being authorized to sign and to act on behalf of the Borrower continue to be so authorized or setting forth the sample signatures of each of the officers and agents of the Borrower authorized to execute and deliver this Second Amendment, the Second Replacement Note, and all other documents, agreements and certificates on behalf of the Borrower.

           (d) An opinion of the Borrower's counsel as to the matters set forth in paragraphs 11(a) and 11(b) hereof and as to such other matters as the Lender shall require.

           (e) The Agreement of Purchase and Sale by and among Medlink Services, Medlink, the Medlink Shareholders, Health Fitness Corporation and HFRI, pursuant to which HFRI acquires and controls 100% of the common and preferred stock of Medlink Services and Medlink, and such other documents and evidence of a successful purchase as the Lender may reasonably require.

           (f) An opinion of counsel to Medlink Services and Medlink, addressed to HFRI and the Borrower, opining as to the acquisition of Medlink Services and Medlink by HFRI.

           (g) Evidence that the Borrower owns and controls 100% of the capital stock of HFRI and that HFRI owns and controls 100% of the capital stock of Medlink Services and Medlink.

           (h) Separate guaranties, substantially in the form of the guaranties executed by the other Corporate Guarantors, properly executed by Medlink Services and Medlink pursuant to which Medlink Services and Medlink unconditionally guaranty the full and prompt payment of all Obligations.

           (i) Separate Corporate Guarantor Security Agreements, substantially in the form of the security agreements executed by the other Corporate Guarantors, duly executed by Medlink Services and Medlink.

           (j) A certificate of the Secretary or Assistant Secretary of Medlink Services certifying as to (i) the resolutions of the directors and, if required, shareholders, of Medlink Services authorizing the execution, delivery and performance of the guaranty executed and delivered to the Lender by Medlink Services; (ii) Medlink Services' articles of incorporation and bylaws; and (iii) the signatures of the officers or agents authorized to execute and deliver such guaranty on behalf of Medlink Services.

           (k) A certificate of the Secretary or Assistant Secretary of Medlink certifying as to (i) the resolutions of the directors and, if required, shareholders, of Medlink authorizing the execution, delivery and performance of the guaranty executed and delivered to the Lender by Medlink; (ii) Medlink's articles of incorporation and bylaws; and (iii) the signatures of the officers or agents authorized to execute and deliver such guaranty on behalf of Medlink.

           (l) Current searches of appropriate filing offices showing that ( i) no state or federal tax or judgment liens have been filed and remain in effect against the Medlink Shareholders, Medlink Services, Medlink or HFRI, ( ii) no financing statements have been filed and remain in effect against the Medlink Shareholders, Medlink Services, Medlink or HFRI except financing statements acceptable to the Lender in its sole discretion, and ( iii) the Lender has duly filed all financing statements necessary to perfect its security interests in the property of HFRI, to the extent such security interests are capable of being perfected by filing.

           (m) An opinion of counsel to the Borrower, Medlink Services and Medlink, addressed to the Lender.

           (n) Payment of the fee described in Paragraph 9.

           (o) Such other matters as the Lender may reasonably require.

     11. Representations and Warranties. The Borrower hereby represents and warrants to the Lender as follows:

          (a) The Borrower has all requisite power and authority to execute this Second Amendment and the Second Replacement Note and to perform all of its obligations hereunder, and this Second Amendment and the Second Replacement Note have been duly executed and delivered by the Borrower and constitute the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms (subject to laws generally affecting the enforcement of creditors' rights).

          (b) The execution, delivery and performance by the Borrower of this Second Amendment and the Second Replacement Note have been duly authorized by all necessary corporate action and do not ( i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, ( ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or ( iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

          (c) All of the representations and warranties contained in Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

     12. References. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby. Upon the satisfaction of each of the conditions set forth in paragraph 10 hereof, the definition of "Term Note" and all references thereto in the Credit Agreement shall be deemed amended to describe the Second Replacement Note, which Second Replacement Note shall be issued by the Borrower to the Lender in replacement, renewal and amendment, but not in repayment, of the Replacement Note in the principal amount of $2,850,000.

     13. No Waiver. The execution of this Second Amendment and acceptance of the Second Replacement Note and any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Second Amendment.

     14. Release. The Borrower, and each Guarantor by signing the Acknowledgment and Agreement of Guarantors set forth below, each hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower or such Guarantor has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Second Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

     15. Costs and Expenses. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Credit Agreement, the Security Documents and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Second Amendment, the Second Replacement Note, Medlink Services' Guaranty, Medlink Services' Security Agreement, Medlink's Guaranty, Medlink's Security Agreement and all other documents and instruments incidental hereto and thereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses and the fee required under paragraph 9 hereof.

     16. Miscellaneous. This Second Amendment and the Acknowledgment and Agreement of Guarantors may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.





                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first written above.

NORWEST BANK  MINNESOTA,                    HEALTH   FITNESS CORPORATION
NATIONAL ASSOCIATION                        f/k/a Health Fitness Physical
                                            Therapy, Inc.




By: /s/ Ronald Leaf                         By:  /s/ Charles E. Bidwell
     Its:  Vice President                      Charles E. Bidwell
                                               Its: Chief Financial Officer
                                                   and Treasurer

                  ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS

     The undersigned, each a guarantor of the indebtedness of Health Fitness Corporation f/k/a/ Health Fitness Physical Therapy, Inc. (the "Borrower") to Norwest Bank Minnesota, National Association (the "Lender") pursuant to separate Guaranties each dated as of February 4, 1997 (each, a "Guaranty"), hereby (i) acknowledges receipt of the foregoing Second Amendment; (ii) consents to the terms (including without limitation the release set forth in paragraph 14 of the Second Amendment) and execution thereof; (iii) reaffirms his or its obligations to the Lender pursuant to the terms of his or its Guaranty; and (iv) acknowledges that the Lender may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under his or its Guaranty for all of the Borrower's present and future indebtedness to the Lender.

                                          SPORTS & ORTHOPEDIC PHYSICAL
                                             THERAPY, INC.


/s/ Loren S. Brink                        By /s/ Charles E. Bidwell
     Loren Scott Brink                       Charles E. Bidwell
                                             Its Chief Financial Officer

HEALTH FITNESS PHYSICAL THERAPY           FITNESS CENTERS OF AMERICA
 OF TAHOE, INC.

By  /s/ Charles E. Bidwell                By /s/ Charles E. Bidwell
     Charles E. Bidwell                      Charles E. Bidwell
     Its Chief Financial Officer             Its Chief Financial Officer

HEALTH FITNESS REHAB, INC.                THE PREFERRED COMPANIES, INC.


By   /s/ Charles E. Bidwell               By /s/ Charles E. Bidwell
     Charles E. Bidwell                      Charles E. Bidwell
     Its Chief Financial Officer             Its Chief Financial Officer

DUFFY & ASSOCIATES PHYSICAL               HEALTH FITNESS REHAB OF IOWA, INC.
THERAPY CORP.

By   /s/ Charles E. Bidwell               By /s/ Charles E. Bidwell
     Charles E. Bidwell                      Charles E. Bidwell
     Its Chief Financial Officer             Its Chief Financial Officer

                                                                   Exhibit A to
                                                               Second Amendment
                                                              to Second Amended
                                                          & Restated Credit and
                                                             Security Agreement

                          SECOND REPLACEMENT TERM NOTE

$3,275,000                                               Bloomington, Minnesota
                                                                August __, 1997

     For value received, the undersigned, HEALTH FITNESS CORPORATION f/k/a Health Fitness Physical Therapy, Inc., a Minnesota corporation (the "Borrower"), hereby promises to pay on the Termination Date under the Credit Agreement (defined below), to the order of NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association (the "Lender"), at its office in Bloomington, Minnesota, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of Three Million Two Hundred Seventy-Five Thousand Dollars ($3,275,000) or, if less, the unpaid principal amount of the Term Advances made by the Lender to the Borrower under the Credit Agreement (defined below), together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Note is fully paid at the rate from time to time in effect under the Second Amended and Restated Credit and Security Agreement of even date herewith (as the same may hereafter be amended, supplemented or restated from time to time, the "Credit Agreement") by and between the Lender and the Borrower. The principal hereof and interest accruing thereon shall be due and payable as provided in the Credit Agreement. This Note may be prepaid only in accordance with the Credit Agreement.

     This Note is issued pursuant, and is subject, to the Credit Agreement, which provides, among other things, for acceleration hereof. This Note is the Term Note referred to in the Credit Agreement. To the extent this Note evidences the Borrower's obligation to pay the Term Advances prior to the Second Amendment Funding Date, this Note is issued in substitution for and replacement of but not in payment of the Borrower's promissory note dated as of May 16, 1997, payable to the order of the Lender in the original principal amount of $2,850,000.

     This Note is secured, among other things, pursuant to the Credit Agreement and the Security Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

     The Borrower hereby agrees to pay all costs of collection, including attorneys' fees and legal expenses in the event this Note is not paid when due, whether or not legal proceedings are commenced.

     Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

                            HEALTH FITNESS CORPORATION f/k/a/ Health Fitness
                              Physical Therapy, Inc.


                            By ________________________________________
                               Charles E. Bidwell
                               Its Chief Financial Officer and Treasurer